Annual Meeting February 19, 2009 C M S B Exhibit 99.1

Forward-Looking Statements
3

Certain comments in this presentation contain “forward-looking statements,” which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “potential” and similar expressions that are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:
• changes in interest rates;
• our allowance for loan losses may not be sufficient to cover actual loan losses;
• the risk of loss associated with our loan portfolio;
• lower demand for real estate loans;
• changes in our asset quality;
• changes in the real estate market or local economy;
• our ability to successfully implement our future plans for growth;
• our ability to retain our executive officers and other key personnel;
• competition in our primary market area;
• changes in laws and regulations to which we are subject;
• recent developments affecting the financial markets;
• changes in the Federal Reserve’s monetary or fiscal policies;
• our ability to maintain effective internal controls over financial reporting;
• the inclusion of certain anti-takeover provisions in our organizational documents; and
• the low trading volume in our stock.
Any or all of our forward-looking statements in this presentation and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.
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Company Overview C M S B

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Overview of CMS Bancorp, Inc.

• Community Mutual Savings Bank is a Federally chartered stock savings bank and a wholly owned subsidiary of CMS Bancorp.
• On April 3, 2007 CMS Bancorp completed its initial public stock offering in connection with the mutual to stock conversion of Community Mutual
Savings Bank.
• CMS Bancorp trades on the NASDAQ Capital Market under the symbol
CMSB.
• Community Mutual conducts its operations through its corporate office in
White Plains and four retail banking offices located in Westchester
County, New York. In 2009, we plan to open our fifth branch office in
Mount Kisco, NY.
• Customers consist of individuals and small businesses located in
Westchester County and the neighboring areas in New York State.
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Proposed Branch
Mt Kisco Branch
(under construction)
12 South Bedford Rd
6
CMSB Branch Locations
Corporate Office
123 Main Street
White Plains
Retail Offices
• West Harrison Branch
29 Taylor Square
• Mount Vernon Branch
40 E 1
st
Street
5
Retail Offices
• Greenburgh Branch
441 Tarrytown Road
• Eastchester Branch
478 White Plains Rd
“Primary
Market
Area”
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6 Community Mutual’s New Look 6 C M S B

2008 Highlights

• Redesigned the look of our retail branch network, providing better and more convenient locations.
• Working to create a consistent identifiable brand.
• Strengthened our loan officer sales staff.
• Added knowledgeable staff to our operations and compliance departments.
• Completed the implementation of a modern technology platform.
• Made banking easier and more convenient with;
• Remote Capture,
• Internet Banking, and
• Bill Pay products.
• Relocated our Eastchester, White Plains and Greenburgh offices to new and more convenient locations.
• Continue to invest in our community through the Community Mutual
Savings Bank Charitable Foundation.
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Financial Highlights C M S B

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Strong Asset Growth

$114.3
$122.5
$173.5
$203.9
$205.3
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
9/30/05 9/30/06 9/30/07 9/30/08 12/31/08 Q
Dollars in millions.
CAGR – Compound Annual Growth Rate.
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Loan Portfolio Growth

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Dollars in millions.
CAGR – Compound Annual Growth Rate.
$0.0
$50.0
$100.0
$150.0
$200.0
9/30/05 9/30/06 9/30/07 9/30/08 12/31/08
One-to Four-Family
Multi-Family
Non-Residential
Construction
Equity & Second
Mortgages
Commercial
Consumer
$79.1
$96.3
$145.9
$180.3
$183.3

14
Credit Quality Trends

We have maintained exceptional asset quality over the years.
2005 2006 2007 2008
Non-Performing Assets / Total Assets 0.00 0.00 0.00 0.00
Non-Performing Loans / Total Loans 0.00 0.00 0.00 0.00
Net Charge Offs / Average Loans 0.00 0.03 0.01 0.00
Allowance / Non-Performing Loans 0.00 0.00 0.00 0.00
Allowance / Total Loans 0.30 0.22 0.18 0.28
September 30,
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14
Credit Quality vs. Peers
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CMSB Average Median Average Median
Non-Performing Assets / Total Assets 0.00% 0.64% 0.45% 0.41% 0.50%
Non-Performing Loans / Total Loans 0.00% 0.86% 0.58% 0.50% 0.58%
Net Charge Offs / Average Loans 0.00% 0.33% 0.18% 0.19% 0.17%
Allowance / Non-Performing Loans NM 231.40% 177.45% 178.90% 150.10%
Allowance / Total Loans 0.28% 1.31% 1.21% 0.89% 0.80%
Banks & Thrifts in NY Thrifts in NY
Data as of the most recent quarter.
Source: SNL Financial.
• While the banking industry has seen increases in loan delinquencies and defaults over the past year, we have had no non-performing loans.
• We have maintained a strong asset quality and have continuously outperformed our peers.

Deposit Growth

$104.2
$108.8
$117.5
$128.8
$144.9
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
09/30/05 09/30/06 09/30/07 09/30/08 12/31/08 Q
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Dollars in millions.
CAGR – Compound Annual Growth Rate.

12
Deposit Composition

9/30/08
$128.8M
9/30/05
$104.2M
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Non-Interest
Bearing Demand,
8.0%
Interest Bearing
Demand, 7.8%
Certificates of
Deposit, 54.7%
Savings & Club,
29.5%
Certificates of
Deposit, 27.7%
Savings & Club,
55.9%
Interest Bearing
Demand, 7.0%
Non-Interest
Bearing Demand,
9.4%

15 Net Income 15 $1,306 $52 -$803 -$857 -$1 -$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 09/30/05 09/30/06 09/30/07 09/30/08 12/31/08 Q Dollars in thousands. C M S B

9
16
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December Update
2008 2007
Interest income $2,863 $2,457
Interest expense 1,277 1,155
Net interest income 1,586 1,302
Provision for loan losses - 15
Net interest income after provision for loan losses 1,586 1,287
Non-interest income 78 129
Non-interest expense 1,652 1,565
Income (loss) before income taxes 12 (149)
Income tax (benefit) expense 13 (19)
Net (loss) (1) (130)
Net (loss) per common share $0.00 ($0.07)
Three Months Ended
December 31,
CMS Bancorp, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, In thousands, except per share data)

Net Interest Margin

Change New Level
Dec 16 -1 to -.75 0.00 - 0.25
Oct 29 -.50 1.00
Oct 8 -.50 1.50
Apr 30 -.25 2.00
Mar 18 -.75 2.25
Jan 30 -.50 3.00
Jan 22 -.75 3.50
2008 Changes of the Federal Funds Rate
* Peer includes thrifts located in New York.
Source: SNL Financial
Source: www.nyfed.org
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2.92%
3.36%
3.24%
3.23%
3.76%
3.55%
3.12%
2.97%
3.10%
3.31%
2.50%
3.00%
3.50%
4.00%
4.50%
FY ‘05 FY ‘06 FY ‘07 FY ‘08 12/31/08 Q
CMSB Peer  Medians*

$8.1MM
$8.3MM
$24.4MM
$21.7MM
$21.6MM
$0.0MM
$5.0MM
$10.0MM
$15.0MM
$20.0MM
$25.0MM
$30.0MM
09/30/05 09/30/06 09/30/07 09/30/08 12/31/08 Q
15
Stockholders’ Equity
18
Equity / Assets
Initial Public
Offering
4/3/07
Strong Capital
Position
7.1%
6.8%
14.0%
10.7%
10.5%
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
18.0%
09/30/05 09/30/06 09/30/07 09/30/08 12/31/08 Q
*Equity decreased from 2007 to 2008 as a
result of the net loss incurred during the period
and the purchase of shares of the Company’s
common stock to fund the MRP and for the
purchase of shares under the previously
announced buy back program.
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15
Strong Capital Position

Data as of 9/30/08.
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14.28%
13.80%
7.23%
19.81%
20.29%
10.52%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
Total Risk Based Capital Ratio Tier 1 Ratio Leverage Ratio
Community Mutual Savings Bank CMS Bancorp, Inc.
10.00%
6.00%
5.00%
"Well-Capitalized"

Market Statistics C M S B

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Market Share in Westchester County

Non-Retail Branches not included.
Source: SNL Financial
• The population change from 2000-2008 for Westchester County was 3.45%
compared to 2.95% for New York and 9.59% for the United States.
• Median household income for 2008 for Westchester County was $84,805 compared to $58,692 for New York and $54,749 for the United States.
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Westchester, NY
2005
Rank
2008
Rank Institution (ST)
6/30/05
Deposits in
Market
($000)
6/30/08
Deposits in
Market
($000)
6/30/08
Market
Share
(%)
1 1 JPMorgan Chase & Co. (NY) 4,672,492 8,190,280 21.71
16 2 NY Private Bank & Trust Corp. (NY) 320,260 7,420,425 19.67
9 3 Wells Fargo & Co. (CA) 707,967 6,373,793 16.89
2 4 Citigroup Inc. (NY) 4,355,530 4,566,128 12.10
5 5 HSBC Holdings plc 2,169,018 2,299,635 6.09
6 6 Hudson Valley Holding Corp. (NY) 1,161,460 1,154,212 3.06
8 7 Capital One Financial Corp. (VA) 937,742 979,353 2.60
13 8 Toronto-Dominion Bank 389,951 970,198 2.57
7 9 Bank of America Corp. (NC) 1,023,750 936,984 2.48
10 10 Hudson City Bancorp Inc. (NJ) 670,660 843,635 2.24
25 22 CMS Bancorp Inc. (NY) 104,550 127,534 0.34
Total For Institutions In Market 27,785,003 37,731,951

$5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 21 CMSB Stock Price Performance 22 Since IPO – April 3, 2007 C M S B Based on the daily closing price. Source: SNL Financial Price on 2/13/09 - $7.74

23
Market Trends
23
Data as of February 13, 2009
Source: SNL Financial
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(31.85)
(28.34)
(42.49)
(9.27)
(22.89)
(0.13)
(53.32)
(68.00)
(39.93)
(22.60)
-80%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
CMSB NY Thrifts SNL Thrift Index NASDAQ Bank  S&P 500
Change Three Months Change Since IPO (4/03/07)

CMSB vs. Peers

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Data as of February 13, 2009
Source: SNL Financial
CMSB Average Median Average Median
Price (as of 2/13/09) $7.74
Price / Book 69.1 61.2 59.8 102.7 92.5
Price / Tangible Book 69.1 67.7 63.8 138.1 141.7
NY Thrifts Nationwide Thrifts

23
2009 Outlook

• Continue to grow bank.
• Continue conservative lending and investment strategies.
• Open Mt. Kisco branch.
• Focus on building customer relationships.
• Increase Net Interest Income.
• Control Non-Interest Expense.
• Build shareholder value.
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6 Questions? 26 C M S B